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EXHIBIT 21

                      SUBSIDIARIES OF THE FINISH LINE, INC.

Subsidiary                  State of Incorporation      Percentage of Ownership
----------                  ----------------------      -----------------------

Spike's Holding, Inc.             Delaware                        100%